Exhibit 10.2

INNOPHOS FOSFATADOS DE MEXICO S DE RL DE CV

Mexico City, Mexico. April 22, 2009

PEMEX PETROQUÍMICA

MARINA NACIONAL 329

TORRE EJECUTIVA PISO 27

COL. HUASTECA

C.P. 11311, MÉXICO D.F.

TEL. +52 5519448189

ATENCIÓN: Ing. Jorge A Carrillo Careaga

GERENTE DE COMERCIALIZACIÓN

REFERENCE: Assignment of Rights and Obligations on Anhydrous Ammonia Supply Agreement Executed on February 15, 2008

Dear Mr. Carrillo:

I, in a capacity as legal attorney-in-fact of Innophos Fosfatados de Mexico, S. de R.L. de C.V. (“I Fosfatados”), hereby inform and request from you, in accordance with section 14.2 of above-mentioned agreement, the following:

Innophos Fosfatados de Mexico, S. de R.L. de C.V. is kindly requesting PEMEX Petroquimica’s (“PEMEX”) consent for the assignment of the rights and obligations arising out of aforementioned agreement to Innophos Mexicana, S.A. de C.V. (“I Mexicana”), in the understanding that all obligations provided in said agreement will be assumed and fulfilled by I Mexicana.

That both parties intend that the transfer of rights and obligations arising out of the agreement to take place on May 1, 2009. Consequently, and prior consent by PEMEX, the anhydrous ammonia volumes will be supplied to I Mexicana beginning on that day, under the terms of above-mentioned agreement.

Therefore, we are requesting you carry out any legal proceedings and actions needed to put into effect, as soon as possible, the assignment of rights and obligations among I Mexicana, PEMEX and I Fosfatados.

Should you have any question or require additional information, please do not hesitate to contact us.

VERY TRULY YOURS

Lic. Hector Serrano Saucedo

Legal Attorney-in-Fact

Innophos Fosfatados de Mexico S de RL de CV

Innophos Mexicana SA de CV

Innophos Fosfatados, S. de R. L. de C. V.

Domicilio Conocido S/N.

Complejo Industrial Pajaritos.

Coatzacoalcos, Ver. C. P. 96380

Tel. (921) 21 155 00

INNOPHOS MEXICANA SA DE CV

Mexico City, Mexico. May 21, 2009

PEMEX PETROQUÍMICA

MARINA NACIONAL 329

TORRE EJECUTIVA PISO 27

COL. HUASTECA

C.P. 11311, MÉXICO D.F.

TEL. 5519448189

ATTENTION: Ing. Jorge A Carrillo Careaga

GERENTE DE COMERCIALIZACIÓN

REFERENCE: Liability of Innophos Mexicana for all debts assumed by Innophos Fosfatados

Dear Mr. Carrillo:

I, in my capacity as legal attorney-in-fact of Innophos Mexicana S.A. de C.V., hereby confirm that my principal is fully assuming any liability arising out of present or future debts incurred by Innophos Fosfatados de Mexico S de R L de CV, and related with anhydrous ammonia purchased from PEMEX Petroquímica, as soon as the assignment of rights made by Innophos Fosfatados de Mexico S. de R.L. de C.V. to Innophos Mexicana S.A. de C.V. on the ammonia supply agreement currently in effect has been acknowledged.

We also wish to ratify the following contact persons for notices for Innophos Mexicana S.A. de C.V.

Legal Representative.

Lic. Héctor Luis Serrano Saucedo

Tel. +52 (55) 5322-4868 fax:

E-mail: hector.serrano@innophos.com.mx

Business Contact

Ing. Francisco Javier Candia Curiel

Tel. +52 (921) 2115558 fax: +52 (921) 2180138

E-mail: francisco.candia@innophos.com.mx

Should you have any question or require additional information, please do not hesitate to contact us.

SINCERELY YOURS,

Héctor Serrano Saucedo, Esq.

Legal Attorney-in-Fact

Innophos Fosfatados de Mexico S de RL de CV

Innophos Mexicana SA de CV

Innophos Fosfatados, S. de R. L. de C. V.

Domicilio Conocido S/N.

Complejo Industrial Pajaritos.

Coatzacoalcos, Ver. C. P. 96380

Tel. (921) 21 155 00

SUBMITTAL OF FILE GATHERED BY THE OFFICE OF THE MARKETING MANAGER FOR A CREDIT FACILITY TRANSFER PROCEDURE RELATED TO CUSTOMER:

Innophos Fosfatados de México, S. de R.L. de C.V.

Resolution CXCI-004

Based on submitted file and once it was verified that provisions set forth in the Guidelines for Credit Processing, in the Bases to Establish, Perform and Dissolve the Credit Institutional Committee, and Receivables for Customers of Pemex Petroquímica have been met, and once a validation by the Office of the General Counsel has been issued, this Committee has unanimously determined that the Procedure for a Credit Facility Transfer from customer Innophos Fosfatados de México, S.de R.L. de C.V. to Innophos Mexicanas S.A. de C.V. is admissible, consequently the matter has been forwarded to the Credit Department to execute applicable procedures.

Salvador Martínez Vega

Subgerencia Comercial

Pemex Petroquímica

Piso 27, Torre Ejec. Pemex

Marina Nacional #329

Col. Huasteca, CP 11311

Deleg. Miguel Hgo.

México, D.F.

Tel. 19448189

Conm. 19442500 Ext.57919